UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2009

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K originally filed by Penn National Gaming, Inc. (“Penn”) on November 17, 2009 (the “Original Filing”).  Penn is attaching a corrected version of the Debtor-In-Possession Credit Agreement, which hereby replaces Exhibit 99.2 to the Original Filing, in order to make minor corrections to the definition of “Agreed Budget,” Section 2.01 and Section 6.09(b) therein.  Except as described above, no other changes are made to the Original Filing.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

99.2          Debtor-In-Possession Credit Agreement, dated as of November 16, 2009, among Fontainebleau Las Vegas Holdings, LLC, Fontainebleau Las Vegas, LLC, Fontainebleau Las Vegas Capital Corp., the Lenders party thereto and Nevada Gaming Ventures, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 18, 2009	PENN NATIONAL GAMING, INC.

	By:	/s/ Robert S. Ippolito
	Name:	Robert S. Ippolito
	Title:	Vice President, Secretary and Treasurer

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